UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(800) 823-5304

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	DFIN	NYSE

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 15, 2024.

(b) The following matters were voted upon at the Annual Meeting of Stockholders:

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Luis A. Aguilar, Richard L. Crandall, Charles D. Drucker, Juliet S. Ellis, Gary G. Greenfield, Jeffrey Jacobowitz, Daniel N. Leib, Lois M. Martin and Chandar Pattabhiram. The Inspector of Election certified the following vote tabulations:

	For	Against	Abstain	Non-Votes
Aguilar	22,437,761	3,602,809	5,537	1,626,394
Crandall	24,549,381	1,491,364	5,362	1,626,394
Drucker	25,952,930	87,783	5,394	1,626,394
Ellis	25,280,461	760,925	4,721	1,626,394
Greenfield	25,951,039	89,692	5,376	1,626,394
Jacobowitz	25,942,760	98,328	5,019	1,626,394
Leib	25,933,739	107,422	4,946	1,626,394
Martin	25,953,979	87,407	4,721	1,626,394
Pattabhiram	25,274,210	767,081	4,816	1,626,394

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspector of Election certified the following vote tabulation:

For	Against	Abstain	Non-Votes
25,409,260	242,086	394,761	1,626,394

3. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2024. The Inspector of Election certified the following vote tabulation:

For	Against	Abstain	Non-Votes
27,352,571	310,208	9,722	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: May 20, 2024	By:	/s/ LEAH TRZCINSKI
Leah Trzcinski
Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary